UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22974

Eagle Point Credit Company Inc.

(Exact name of registrant as specified in charter)

20 Horseneck Lane

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Credit Company Inc.

20 Horseneck Lane

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann
Allison M. Fumai
Dechert LLP
1900 K Street, N.W.
Washington, DC 20006
(202) 261-3300

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS

The Annual Report to Stockholders for the year ending December 31, 2014 is filed herewith.

2014 ANNUAL REPORT

EAGLE POINT CREDIT COMPANY INC.

2014 ANNUAL REPORT

February 27, 2015

Dear Stockholders:

We are pleased to provide you with the report of Eagle Point Credit Company Inc. (“we”, “us”, “our”, the “Company” or “ECC”) for the year ended December 31, 2014.

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in CLO equity securities and related investments. The Company has a long-term oriented investment philosophy and invests with a primarily buy-and-hold mentality.

As of December 31, 2014, the net asset value of the Company's common shares was $19.08 per share.  The Company’s common shares trade on the New York Stock Exchange (“NYSE”) under the symbol “ECC”. Our share price may differ from net asset value.  The closing price of our common shares was $20.10 on December 31, 2014, representing a 5.35% premium to net asset value. As of February 25, 2015, the closing price per share was $21.29.

The Company’s stock began trading on the NYSE on October 8, 2014.  Inclusive of a dividend of $0.55 per share payable to stockholders of record on December 31, 2014, an investor purchasing shares at the IPO had a non-annualized total return of 3.25% from October 8, 2014 through December 31, 2014.

Earlier this year, we published information regarding the Company’s exposure to the oil and gas industry. While the Company believes that the spread widening that occurred on oil and gas-related high yield credit was warranted, we note that the senior secured loan market has much less oil and gas exposure than the high yield bond market. Specifically, according to S&P Capital IQ, high yield bond exposure to oil and gas-related credits was approximately 17% versus approximately 5% for the senior secured loan market.1 Further, the Company believes senior secured loan exposure provides greater protection to creditors who enjoy a first-priority pledge on a borrower’s assets as compared to high yield bond investors who are “second in line” and often unsecured. Upon a review of our oil and gas exposure, the Company does not anticipate a meaningful change to expected IRRs on our portfolio of CLO investments.

Our investment adviser, Eagle Point Credit Management LLC (“Eagle Point”), believes that many of our CLO collateral managers are taking advantage of this loan price volatility to increase the spread and build the par value of their portfolios by (1) actively executing relative value trades and (2) reinvesting loan principal repayments. What we have observed throughout our careers is that top CLO collateral managers capitalize on periods of loan price volatility to improve their portfolios.

An important driver of future cash flows during periods of loan price volatility which, in our opinion, gets too little attention is the rate of loan repayments.  According to S&P Capital IQ, during Q4 2014, approximately 4.25% of all senior secured loans repaid in full or in part.2 For CLOs within their reinvestment period, these principal payments are typically reinvested into new loans in either the primary or secondary market. Given that loan spreads during Q4 2014 were, on average, over 100 basis points higher than they were a year ago based on data from S&P Capital IQ, many of our CLO collateral managers were able to take these repayments, which came in at par, and reinvest them in loans at more attractive levels.2

1

To better quantify the benefit of a CLO’s ability to continue reinvesting during periods of market volatility, the weighted average spread over LIBOR on the Company’s underlying loan portfolios increased by 10 basis points from 3.84% at September 30, 2014 to 3.94% as of December 31, 2014. From the perspective of future cash flow generation, Eagle Point believes that the Company’s portfolio of CLO equity investments is in a better position on December 31, 2014 than it was on September 30, 2014.

Portfolio Update

From October 14, 2014 through December 31, 2014 we made new investments, via both the primary and secondary markets, totaling $73 million. The weighted average expected yield of these new investments is 15.11%. Importantly, this expected yield includes a meaningful provision for future credit losses.

Included within this report, you will find detailed portfolio information as well as certain look-through information related to the collateral characteristics of the CLO equity and other unrated investments as of December 31, 2014.

The Dividend

On October 15, 2014, the Company declared an initial dividend of $0.55 per common share for Q4 2014.  This represents an approximate 12% yield based on the IPO price of $20 per share.  The Company expects to continue a base quarterly dividend of 12% of the IPO price, or $0.60 per common share per quarter, for the foreseeable future given its current portfolio positions, though actual dividend payments are subject to variation from time to time.

Our portfolio continues to generate strong cash flow, which underpins our dividend.  From January 1, 2015 to February 25, 2015, we have received cash distributions from our portfolio of $8.9 million, or approximately $0.65 per common share.  We also note that not all of our CLO investments have reached their first payment dates and we expect the Company’s Q2 2015 portfolio cash flows to increase as these investments begin to make payments.

To maintain our registered investment company status for U.S. federal income tax purposes, we are required to pay essentially all of our taxable income as dividends.  In CLO equity investments, there are often timing differences between U.S. GAAP and tax income recognition, and in certain periods, taxable income may exceed U.S. GAAP income. During periods where our taxable income is likely to exceed 12% per annum, we would expect to pay additional dividends to common stockholders.

We also highlight the Company’s dividend reinvestment plan.  This plan allows stockholders to reinvest their dividends into new shares.  We encourage all stockholders to carefully review the terms of the plan, which are described in this report.

Subsequent Portfolio Developments

Since the end of 2014, we have continued to deploy the balance of the un-invested IPO proceeds.  For the period from January 1, 2015 through February 25, 2015, we deployed or committed all of the remaining pro-forma IPO cash balance which was un-invested as of December 31, 2014.3

2

We view the pipeline of future investment opportunities to be strong and we continue to analyze investment opportunities which may be attractive to the Company.

We appreciate the trust and confidence our stockholders have placed in the Company.

Thomas Majewski

Chief Executive Officer

****************

3

SUMMARY OF CERTAIN PORTFOLIO CHARACTERISTICS (“UNAUDITED”)4

A summary of the portfolio of investments as of December 31, 2014 is illustrated below:

A summary of the collateral characteristics of the CLO equity and other unrated investments as of December 31, 2014 is provided below:

Summary of Portfolio Characteristics
Number of unique underlying borrowers	1,019
Largest exposure to any individual borrower	1.00%
Average individual borrower exposure	0.10%
Top 10 largest borrowers	6.98%
Aggregate exposure to senior secured loans	95.90%
Weighted average stated spread	3.94%
Weighted average LIBOR floor	0.97%
Weighted average % of floating rate loans with LIBOR Floors	98.53%
Weighted average credit rating of underlying collateral	B+/B
Weighted average maturity of underlying collateral	5.6 years
U.S. dollar currency exposure	100%

4

A summary of the top ten borrowers on a look-through basis to the CLO equity and other unrated investments as of December 31, 2014 is provided below:

Top 10 Borrowers	% of Total
Albertsons	1.0%
Charter Communications	0.9%
US Airways	0.8%
Asurion	0.8%
Formula One	0.7%
IMG Worldwide	0.6%
Avago Technologies	0.6%
Scientific Games	0.6%
Community Health Systems	0.6%
BMC Software	0.5%
Total	7.0%

A summary of the top ten industries of the underlying borrowers on a look-through basis to the CLO equity and other unrated investments as of December 31, 2014 is provided below:

Top 10 Industries	% of Total
Business equipment & services	8.5%
Health care	7.7%
Electronics/electrical	6.4%
Leisure goods/activities/movies	5.8%
Oil & gas	5.4%
Lodging & casinos	4.5%
Telecommunications	4.4%
Financial intermediaries	4.3%
Chemicals & plastics	4.2%
Retailers (except food & drug)	4.2%
Total	55.5%

5

A summary of the ratings distribution of the underlying borrowers on a look-through basis to the CLO equity and other unrated investments as of December 31, 2014 is provided below:

A summary of the maturity distribution of the underlying borrowers on a look-through basis to the CLO equity and other unrated investments as of December 31, 2014 is provided below:

6

Footnotes

[1]	S&P Capital IQ, Interactive High Yield Report (December 18, 2014); S&P Capital IQ, Interactive Volume Report (December 2014).
[2]	S&P Capital IQ, Leveraged Lending Review Q4 2014.
[3]	Pro-Forma IPO cash balance represents cash available at the Company’s Initial Public Offering held static through deployment and not adjusted for distributions received or paid.
[4]	Information is based on CLO trustee reports and periodic information provided by underlying CLO collateral managers.

General Disclaimers

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the U.S. Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

This report and the information and views therein should not be relied on as investment advice or a recommendation of any particular security, strategy or investment product. Because investment decisions for the Company are based on numerous factors, this report should not be relied on as an indication of investment intent on behalf of the Company.

This report is transmitted to the Company’s stockholders only. It is not a prospectus. Investors should read the Company’s prospectus carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. An investment in the Company is not appropriate for all investors, and the Company is not intended to be a complete investment program. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which may increase investors’ risk of loss. CLO investments involve multiple risks, including unhedged credit exposure to companies with speculative grade ratings, the use of leverage and pricing volatility. All investors are advised to consult with their legal, accounting and tax advisers regarding any potential investment. The information and any opinions contained in this report have been obtained from sources we consider reliable, but we do not represent that such information and opinions are accurate or complete, and thus they should not be relied upon as such.

The Company’s holdings and allocations shown are as of December 31, 2014 and may not be representative of future investments. Past performance does not guarantee future results. The performance quoted in this report represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Company’s performance is subject to change and may be lower or higher than the performance data shown.

For more complete information, or to obtain a prospectus for the Company, please visit www.eaglepointcreditcompany.com.

7

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

CONSOLIDATED STATEMENT OF ASSETS AND LIABLITIES

December 31, 2014

(expressed in U.S. dollars)

ASSETS

Investments, at fair value (cost $220,772,973)	$216,989,971
Cash	63,734,284
Interest receivable	4,543,692
Receivable for securities sold	14,496,825
Prepaid expenses	74,549
Total Assets	$299,839,321

LIABILITIES

Payable for securities purchased	$27,488,200
Dividends payable	7,596,246
Management fee payable	1,075,714
Professional fees payable	75,000
Directors' fees payable	23,625
Administration fees payable	20,076
Total Liabilities	$36,278,861

NET ASSETS applicable to 13,811,358 shares of $0.001 par value common shares outstanding	$263,560,460

NET ASSETS consist of:
Paid in capital (Notes 5 & 6)	$270,148,104
Accumulated net realized gain (loss) on investments	531,013
Net unrealized appreciation (depreciation) on investments	(3,783,002)
Distributions in excess of net investment income	(3,335,655)
Total net assets	$263,560,460
Net asset value per common share	$19.08

See accompanying notes to consolidated financial statements.

8

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS

as of December 31, 2014

(expressed in U.S. dollars)

	Industry	Investment	Principal Amount/Number of Shares	Cost	Fair Value (1)	% of Net Assets
CLO Debt
Marathon CLO VI Ltd.	Structured Finance	CLO Secured Note - Class D	$1,275,000	$1,171,215	$1,113,266	0.42%
		(2)(3) (5.28% due 5/13/25)
THL Credit Wind River 2014-1	Structured Finance	CLO Secured Note - Class E	2,125,000	1,939,063	1,849,919	0.70
CLO Ltd.		(2)(3) (5.18% due 4/18/26)
				3,110,278	2,963,185	1.12

CLO Equity
Apidos CLO XIV	Structured Finance	CLO Subordinated Note (4)(5)	11,177,500	9,445,126	10,040,411	3.81
		(estimated yield of 15.34% due 4/15/25)
Avery Point V CLO, Ltd.	Structured Finance	CLO Income Note (4)	10,875,000	9,298,125	8,896,527	3.38
		(estimated yield of 14.57% due 7/17/26)
Babson CLO Ltd. 2013-II	Structured Finance	CLO Subordinated Note (4)(5)	12,939,125	10,028,862	11,077,504	4.20
		(estimated yield of 16.65% due 1/18/25)
Blue Mountain CLO 2013-2, Ltd.	Structured Finance	CLO Subordinated Note (4)	5,000,000	4,716,000	4,434,575	1.68
		(estimated yield of 15.45% due 1/22/25)
CIFC Funding 2013-I, Ltd.	Structured Finance	CLO Subordinated Note (4)	4,000,000	3,709,000	3,510,279	1.33
		(estimated yield of 14.85% due 4/16/25)
CIFC Funding 2013-II, Ltd.	Structured Finance	CLO Subordinated Note (4)(5)	12,325,000	9,376,266	11,273,902	4.28
		(estimated yield of 14.79% due 4/21/25)
CIFC Funding 2014, Ltd.	Structured Finance	CLO Subordinated Note (4)(5)	13,387,500	10,985,184	10,946,802	4.15
		(estimated yield of 15.89% due 4/18/25)
CIFC Funding 2014, Ltd.	Structured Finance	CLO Income Note (4)	500,000	425,214	380,216	0.14
		(estimated yield of 15.89% due 4/18/25)
CIFC Funding 2014-IV, Ltd.	Structured Finance	CLO Income Note (4)	7,000,000	6,230,000	5,886,668	2.23
		(estimated yield of 14.11% due 10/17/26)
Flagship CLO VIII, Ltd.	Structured Finance	CLO Subordinated Note (4)(5)	20,000,000	18,106,472	17,081,402	6.48
		(estimated yield of 14.82% due 1/16/26)
Flagship CLO VIII, Ltd.	Structured Finance	CLO Income Note (4)	7,360,000	6,186,473	5,847,714	2.22
		(estimated yield of 14.82% due 1/16/26)
Galaxy XVIII CLO, Ltd.	Structured Finance	CLO Subordinated Note (4)	5,000,000	4,325,000	3,535,514	1.34
		(estimated yield of 13.12% due 10/15/26)
Halcyon Loan Advisors	Structured Finance	CLO Subordinated Note (4)	5,750,000	5,405,000	5,165,337	1.96
Funding 2014-3, Ltd.		(estimated yield of 13.43% due 10/22/25)
Marathon CLO VI Ltd.	Structured Finance	CLO Subordinated Note (4)	2,975,000	2,710,770	2,999,739	1.14
		(estimated yield of 14.24% due 5/13/25)
Marathon CLO VII Ltd.	Structured Finance	CLO Subordinated Note (4)	10,526,000	9,999,700	9,697,995	3.68
		(estimated yield of 15.67% due 11/22/25)
Octagon Investment Partners	Structured Finance	CLO Subordinated Note (4)(5)	12,325,000	10,308,873	9,076,989	3.44
XIV, Ltd.		(estimated yield of 18.17% due 1/15/24)
Octagon Investment Partners	Structured Finance	CLO Income Note (4)	4,250,000	3,272,500	3,065,525	1.16
XIV, Ltd.		(estimated yield of 18.17% due 1/15/24)
Octagon Investment Partners	Structured Finance	CLO Subordinated Note (4)	3,000,000	2,587,500	2,514,857	0.95
XIX, Ltd.		(estimated yield of 15.76% due 4/15/26)

continued

See accompanying notes to consolidated financial statements.

9

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS

as of December 31, 2014

(expressed in U.S. dollars)

	Industry	Investment	Principal Amount/Number of Shares	Cost	Fair Value (1)	% of Net Assets

Octagon Investment Partners	Structured Finance	CLO Subordinated Note (4)	12,000,000	10,815,000	10,562,241	4.01
XVII Ltd.		(estimated yield of 15.10% due 10/1/25)
Octagon Investment Partners	Structured Finance	CLO Subordinated Note (4)	2,500,000	2,375,000	2,233,889	0.85
XX, Ltd.		(estimated yield of 13.45% due 8/12/26)
OHA Credit Partners IX, Ltd.	Structured Finance	CLO Subordinated Note (4)	6,750,000	6,080,845	5,551,910	2.11
		(estimated yield of 12.13% due 10/20/25)
Regatta III Funding Ltd.	Structured Finance	CLO Subordinated Note (4)	2,500,000	2,074,487	1,959,470	0.74
		(estimated yield of 12.29% due 4/15/26)
Sheridan Square CLO, Ltd.	Structured Finance	CLO Subordinated Note (4)(5)	5,517,775	4,866,614	4,612,764	1.75
		(estimated yield of 17.31% due 4/15/25)
Symphony CLO XII, Ltd.	Structured Finance	CLO Subordinated Note (4)	4,000,000	3,540,000	3,529,401	1.34
		(estimated yield of 14.61% due 10/15/25)
THL Credit Wind River	Structured Finance	CLO Subordinated Note (4)	11,462,250	9,518,013	9,196,670	3.49
2013-2 CLO Ltd.		(estimated yield of 14.15% due 1/18/26)
THL Credit Wind River	Structured Finance	Class M Note (4)	1,275,000	349,421	481,840	0.18
2013-2 CLO Ltd.		(estimated yield of 7.68% due 1/18/26)
THL Credit Wind River	Structured Finance	CLO Subordinated Note (4)	13,000,000	11,677,250	11,677,250	4.43
2014-3 CLO, Ltd.		(estimated yield of 17.63% due 1/22/27)
Voya CLO 2014-4, Ltd.	Structured Finance	CLO Subordinated Note (4)	10,000,000	9,250,000	8,789,395	3.33
		(estimated yield of 15.28% due 10/14/26)
				187,662,695	184,026,786	69.82
Loan Accumulation Facilities
Cutwater 2015-I, Ltd.	Structured Finance	(Class A Preference Shares) (6)	30,000,000	30,000,000	30,000,000	11.38

Total investments at fair value as of December 31, 2014				$220,772,973	$216,989,971	82.33%

(1)	Fair value is determined in good faith in accordance with the Company's valuation policies and procedures as set forth by the Board of Directors.
(2)	Notes bear interest at variable rates determined by a reference to LIBOR which resets quarterly. For each CLO secured note, the rate provided is as of December 31, 2014.
(3)	Cost reflects accretion of discount or amortization of premium.
(4)	CLO subordinated notes, income notes, and M notes are considered CLO equity positions. Equity payments are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Such projections are periodically reviewed and adjusted. The estimated yield and investment cost may ultimately not be realized.
(5)	Fair value includes the Company's interest in fee rebates on CLO subordinated notes.
(6)	Cutwater 2015-I Ltd. Class A preference shares is a financing structure intended to aggregate loans that may be used to form the basis of a CLO vehicle.

See accompanying notes to consolidated financial statements.

10

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

CONSOLIDATED STATEMENT OF OPERATIONS

For the period from June 6, 2014 (commencement of operations) to October 5, 2014 and from October 6, 2014 to December 31, 2014

(expressed in U.S. dollars)

	For the period from June 6, 2014	For the period from
	(commencement of operations)	October 6
	to October 5, 2014	to December 31, 2014

INVESTMENT INCOME
Interest income	$7,599,893	$5,516,418
Other income	155,136	143,069
Total Investment Income	7,755,029	5,659,487

EXPENSES
Management fee	-	1,075,714
Professional fees	-	92,144
Directors' fees	-	86,375
Administration fees	-	64,655
Other expenses	-	80,008
Total Expenses	-	1,398,896

NET INVESTMENT INCOME	7,755,029	4,260,591

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1,204,960	531,013
Net change in unrealized appreciation (depreciation) on investments	194,972	(9,078,984)
NET GAIN (LOSS) ON INVESTMENTS	1,399,932	(8,547,971)

NET INCOME (LOSS) & NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$9,154,961	$(4,287,380)

The Consolidated Statement of Operations includes two periods. The first period, June 6, 2014 (commencement of operations) to October 5, 2014, contains the period for which the Company was organized as a limited liability company, comprising the period from commencement of operations up to the Company's conversion into a corporation. The second period, October 6, 2014 to December 31, 2014, contains the period for which the Company was organized as a corporation, comprising the period from the Company's conversion into a corporation up to the period end, inclusive of the Company's Initial Public Offering.

See accompanying notes to consolidated financial statements.

11

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

CONSOLIDATED STATEMENT OF MEMBER'S EQUITY

For the period from June 6, 2014 (commencement of operations) to October 5, 2014

(expressed in U.S. dollars)

Members' equity at beginning of period	$-

Contributed securities at fair value	148,926,566
Contributed cash	15,256,539
Net investment income	7,755,029
Net realized gain on investments	1,204,960
Net change in unrealized appreciation (depreciation) on investments	194,972

Members' equity at end of period	$173,338,066

Units issued and outstanding as October 5, 2014 (prior to conversion) (1)	2,500,000

Net asset value per unit	$69.34

(1) Units were converted into 8,656,057 common shares effective October 6, 2014

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the period from October 6, 2014 to December 31, 2014

(expressed in U.S. dollars)

Total increase (decrease) in net assets from operations:

Net investment income	$4,260,591
Net realized gain on investments	531,013
Net change in unrealized appreciation (depreciation) on investments	(9,078,984)

Total increase (decrease) in net assets from operations	(4,287,380)

Distributions to shareholders:
Distributions from net investment income	(4,260,591)
Distributions from net realized gains on investments	-
Distributions from return of capital	(3,335,655)

Total distributions to shareholders	(7,596,246)

Capital share transactions:

Issuance of common shares upon conversion (inclusive of $5,295,981 unrealized appreciation from contributed securities)	173,338,066
Issuance of common shares upon Initial Public Offering (net of $1,000,000 offering costs)	102,106,020
Reinvestment of dividends	-

Net increase (decrease) in net assets from capital share transactions	275,444,086

Total increase (decrease) in net assets	263,560,460

Net assets at beginning of period	-
Net assets at end of period	$263,560,460

Capital share activity:

Shares issued upon conversion	8,656,057
Shares sold upon Initial Public Offering	5,155,301
Shares issued from reinvestment of dividends	-

Increase (decrease) in capital share activity	13,811,358

See accompanying notes to consolidated financial statements.

12

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS

For the period from June 6, 2014 (commencement of operations) to October 5, 2014 and from October 6, 2014 to December 31, 2014

(expressed in U.S. dollars)

	For the period from June 6, 2014	For the period from
	(commencement of operations)	October 6
	to October 5, 2014	to December 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss) and net increase (decrease) in net assets resulting from operations	$9,154,961	$(4,287,380)

Adjustments to reconcile net income (loss) and net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(47,347,924)	(145,087,438)
Proceeds from sales of investments	69,743,846	60,471,447
Net realized (gain) loss on investments	(1,204,960)	(531,013)
Net change in unrealized (appreciation) depreciation on investments	(194,972)	9,078,984
Changes in assets and liabilities:
Interest receivable	(2,770,940)	(1,772,752)
Prepaid expenses		(74,549)
Management fee payable	-	1,075,714
Professional fees payable	-	75,000
Directors' fees payable	-	23,625
Administration fees payable	-	20,076

Net cash provided by (used in) operating activities	27,380,011	(81,008,286)

CASH FLOWS FROM FINANCING ACTIVITIES

Cash contributions	15,256,539	-
Cash proceeds from issuance of common shares	-	102,106,020
Net cash provided by (used in) financing actives	15,256,539	102,106,020

NET INCREASE (DECREASE) IN CASH	42,636,550	21,097,734

CASH, BEGINNING OF PERIOD	-	42,636,550

CASH, END OF PERIOD	$42,636,550	$63,734,284

Supplemental disclosure of non-cash financing activities:
Contribution in kind, at fair value (cost $143,825,556)	$148,926,566
Issuance of common shares upon conversion		$173,338,066
Dividends declared, but not yet paid		$7,596,246

Supplemental disclosure of non-cash operating activities:
Securities sold, not settled	$2,674,375	$14,496,825
Securities purchased, not settled	$30,237,194	$27,488,200

See accompanying notes to consolidated financial statements.

13

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is a non-diversified closed end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is listed on the New York Stock Exchange (the “NYSE”) with the symbol “ECC”.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company, a wholly owned subsidiary of Eagle Point Credit Partners Sub, Ltd., a Cayman Island exempted company (the “Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP (the “Private Fund”). The Private Fund is a master fund in a master feeder structure and has three feeder funds (the “Feeder Funds”) which invest substantially all of their assets in the Private Fund.

The Company commenced operations on June 6, 2014, the date the Member contributed, at fair value, a portfolio of cash and securities.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the sole member of Eagle Point Credit Company LLC became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Member converted 2,500,000 units for 8,656,057 shares at $20 per share for an effective conversion rate of 3.4668 common shares per unit. On October 7, 2014 the Company priced its Initial Public Offering (the “IPO”) and October 8, 2014 the Company’s shares began trading on the NYSE.

See Note 6 “Common Shares” for further discussion relating to the Company’s Conversion and IPO.

Eagle Point Credit Management LLC (the “Adviser”) is the investment adviser of the Company and the Private Fund, and manages the investments of the Company under the supervision of the Company’s Board of Directors. The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Effective June 6, 2014, Eagle Point Administration LLC, an affiliate of the Adviser, became the administrator of the Company (the “Administrator”).

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs,” which are collateralized by a diverse portfolio consisting primarily of below investment grade U.S. senior secured loans. The CLO securities in which the Company will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company may also invest in other securities and instruments related to these investments or that the Adviser believes are consistent with the Company’s investment objectives, including, among other investments, senior debt tranches of CLOs and loan accumulation facilities. In connection with the acquisition of newly issued CLO equity, the Company may from time to time receive fee rebates from the CLO issuer. The Company’s interests in fee rebates may be held in the name of Eagle Point Credit Company Sub LLC, a wholly-owned subsidiary of the Company.

14

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Eagle Point Credit Company Sub LLC. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies (“ASC 946”). Items included in the consolidated financial statements are measured and presented in United States dollars.

Fair Value of Financial Instruments

Assets and liabilities, which qualify as financial instruments under FASB ASC Topic 825, are carried at fair value or contractual amounts approximating fair value.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimated.

Valuation of Investments

The most significant estimate inherent in the preparation of the Company’s consolidated financial statements is the valuation of investments. In the absence of readily determinable fair values, the Adviser estimates the fair value of the Company’s investments in accordance with the Company’s valuation policies. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected on the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e. the exit price). The Company’s fair valuation process is reviewed and approved by the Company’s Board of Directors.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

15

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Quoted prices (unadjusted) are available in active markets for identical investments the Company has the ability to access as of the reporting date.

•	Level II – Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I.

•	Level III – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input, significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Investments for which observable market prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing the investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability).

Investments are valued at least monthly taking into account information available as of the reporting date. Valuations are approved by the Company’s Board of Directors.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing its CLO debt, CLO equity and loan accumulation facility investments, the Adviser considers a variety of relevant factors including price indications from multiple dealers, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model.

The third-party financial model contains detailed information on the characteristics of each CLO including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party data in the market and prevailing general market assumptions and conventions as well as those of the Adviser.

Investment Income Recognition

Interest income from debt positions in CLO investment vehicles is recorded on the accrual basis to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized on the effective interest method.

Interest income from investments in CLO equity is recorded based upon an estimate of effective yield to maturity utilizing assumed cash flows. The Company monitors the expected cash flows from its CLO

16

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014

equity investments and effective yield is determined and updated as needed.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed Federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. No cash equivalent balances were held at December 31, 2014.

Income and Expense Recognition

Interest income is recognized on the accrual basis of accounting using the effective interest method. Other income may include the Company’s share of income under the terms of Class M notes and participation agreements and is recognized on the accrual basis. Expenses are recorded on the accrual basis.

Organization Costs

The Adviser has paid all of the Company’s organization expenses.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums.

Federal and Other Taxes

For the period June 6, 2014 through October 5, 2014, the Company was organized as a Delaware Limited Liability Company, a wholly owned subsidiary of the Member which, in turn, was a subsidiary of the Private Fund. The Private Fund is a master fund in a master feeder structure and has three feeder funds which invest substantially all of their assets in the Private Fund. Under the laws of the Cayman Islands, the Private Fund is generally not subject to income taxes. The Private Fund files a tax return in the US federal jurisdiction. No provisions for income taxes has been made in the Financial Statements as the partners are individually responsible for reporting their allocable share of income, expense, gain or loss for U.S. income tax purposes.

For the period October 6, 2014 through December 31, 2014, the Company intends to comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Company intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore no federal income or excise tax provision is required. The Company has adopted November 30 as its fiscal tax year end. The company intends to file federal income and excise returns as well as applicable state jurisdictions. The statute of limitations on the Company’s tax return filings generally remain open for three years.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent

17

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014

or temporary. Permanent differences are reclassified among the components of net assets in the financial statements to reflect their tax character. During the period ended December 31, 2014 there were no reclassifications made among the components of net assets. As of November 30, 2014, the estimated components of distributable earnings, on a tax basis, are as follows:

Distributable ordinary income	$928,533
Capital loss carryforward (1)	$(46,084)
Unrealized appreciation (depreciation) on investments	$2,228,166

(1)	At tax period ended November 30, 2014, the fund had $34,304 of short-term capital losses and $11,780 of long-term capital losses which can be carried forward for an unlimited period.

Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from partnerships and passive foreign investment company investments. These amounts will be finalized before filing the federal tax return.

At December 31, 2014, the tax cost of investments for federal income tax purposes was $225,553,951. Accordingly, accumulated net unrealized depreciation on investments was ($8,563,980), consisting of $586,720 gross unrealized appreciation and ($9,150,700) gross unrealized depreciation.

Dividend and Distributions

Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Dividends from net investment income, if any, are expected to be declared and paid quarterly. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full shares of the Company in accordance with the Company’s dividend reinvestment plan unless the shareholder has elected to receive them in cash.

Amounts required to be distributed reflect estimates made by the Company. Dividends paid by the Company are subject to re-characterization for U.S. tax purposes.

18

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of December 31, 2014.

Fair Value Measurement
	Level I	Level II	Level III	Total

CLO Debt	$-	$-	$2,963,185	$2,963,185

CLO Equity	-	-	184,026,786	184,026,786

Loan Accumulation Facilities	-	-	30,000,000	30,000,000

Total Investments at Fair Value	$-	$-	$216,989,971	$216,989,971

The changes in investments classified as Level III are as follows for the period from June 6, 2014 (commencement of operations) through December 31, 2014:

Change in Investments Classified as Level III
			Loan Accumulation
	CLO Debt	CLO Equity	Facilities	Total

Beginning Balance at June 6, 2014	$-	$-	$-	$-

Contributed Portfolio (1)	6,632,450	83,219,961	59,074,155	148,926,566

Purchase of investments	61,023,945	116,755,740	42,143,877	219,923,562

Sale of investments	(64,728,658)	(9,487,500)	(70,495,960)	(144,712,118)

Net realized and unrealized gains (losses)	35,448	(6,461,415)	(722,072)	(7,148,039)

Balance as of December 31, 2014	$2,963,185	$184,026,786	$30,000,000	$216,989,971

Change in unrealized depreciation on investments still held at December 31, 2014	$(65,646)	$(2,540,964)	$-	$(2,606,609)

(1)	See Note 5 “Members Equity” for further discussion on contributed portfolio at June 6, 2014.

The net realized gains and losses recorded for Level III investments are reported in “realized gain or (loss) on investments,” while changes in unrealized gains and losses are reported in “net change in unrealized appreciation or (depreciation) of investments” in the Statement of Operations.

19

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014

The change in unrealized depreciation on positions still held at December 31, 2014 was $(2,606,609).

Valuation of CLO Subordinated Notes:

The Adviser gathers price indications from dealers, if available, as part of its valuation process to estimate fair value of each CLO subordinated note investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated.

In addition, the Adviser utilizes a third party valuation process to estimate the fair value of each CLO subordinated note investment. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of December 31, 2014. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board of Directors. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements.

CLO Equity	$184,026,786	Discounted	Constant Default Rate	0.00% - 2.00%
		Cash Flows	Constant Prepayment Rate	25.00%
			Reinvestment Spread	3.40% - 3.95%
			Reinvestment Price	99.50%
			Reinvestment Floor	0.00% - 1.00%
			Recovery Rate	70.00%
			Discount Rate to Maturity	10.50%-14.90%

Increases (decreases) in the constant default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread, reinvestment floor and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher or lower fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

Valuation of CLO Secured Notes:

The Company’s CLO debt has been valued using unadjusted indicative broker dealer quotes. As a result, there were no unobservable inputs that have been internally developed by the Company in determining the fair values of these investments at December 31, 2014.

Valuation of Loan Accumulation Facilities:

Loan accumulation facilities are typically medium term in nature and are entered into in contemplation of a specific CLO investment. Unless the loan accumulation facility documents contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser determines the originally contemplated CLO is unlikely to be consummated, the fair value of the loan accumulation facility is based on the cost of the underlying loans plus accrued interest and realized gains reported by the trustee. In all other situations, the fair value of the CLO loan accumulation facility is based on the market value of the underlying loans plus accrued interest.

20

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014

Investment Risk Factors and Concentration of Investments

Market Risk. Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the effect on the Company cannot be predicted.

Concentration Risk. The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because the Company’s portfolio of investments may lack diversification among CLO securities and related investments, the Company is susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral they hold.

Liquidity Risk. The securities issued by CLOs generally offer less liquidity than other investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Risks of Investing in CLOs. The Company’s investments consist in part of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Company invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs we may target. In addition, CLO and other structured finance securities

21

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014

may be subject to prepayment risk.

Risks of Investing in Loan Accumulation Facilities. The Company invests in loan accumulation facilities to acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. In addition, there typically will be no assurance future CLOs will be consummated or that loans held in such a facility are eligible for purchase by the CLO. Furthermore, the Company likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event the Company does have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage.

Interest Rate Risk. The fair value of certain of the Company’s investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO, which could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event the Company’s interest expense was to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

LIBOR Floor Risk. An increase in LIBOR will increase the financing costs of CLOs. Since many of the senior secured loans within these CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the average LIBOR floor rate of such senior secured loans) resulting in smaller distribution payments to the equity investors in these CLOs.

LIBOR Risk. The CLOs in which the Company invests typically obtain financing at a floating rate based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into potential manipulation of LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Services Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies whom set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance there will not be additional admissions or findings of rate-setting manipulation or manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed administration of LIBOR on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is

22

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014

calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of the Company’s investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of the Company’s investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

Historically Low Interest Rate Environment.  As of the date of these consolidated financial statements, interest rates in the United States are at, or near, historic lows, which may increase the Company’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinary monetary policy initiatives the effect of which is impossible to predict with certainty.

The Company may incur, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Company’s Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such borrowings do not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Moreover, CLOs by their very nature are leveraged vehicles. Accordingly, there may be a layering of leverage in overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s NAV. Accordingly, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk. The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (9 – 13 times), and therefore the junior debt and equity tranches in which the Company is currently invested are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company intends to initially target generally enable the investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, the Company will generally pay a proportionate share of the CLOs’ administrative, management and other expenses. In addition, the Company may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing overall exposure and capital at risk to such CLO.

Credit Risk. If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. With respect to investments in CLO securities and credit investments that are secured, there can be no assurance liquidation of collateral would satisfy the issuer’s obligation

23

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014

in the event of non-payment of scheduled dividend, interest or principal or such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Company could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement (the ‘‘Advisory Agreement’’) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser, for its services, a management fee and an incentive fee, effective October 7, 2014, the date in which the Registration Statement of the Company was declared effective by the SEC.

The management fee is calculated and payable quarterly in arrears at an annual rate equal to 1.75% of the Company’s Total Equity Base. “Total Equity Base” means the net asset value attributable to the Common Stock and the paid-in or stated capital of the Company’s preferred stock, if any. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged a management fee of $1,075,714 for the period, all of which was payable as of December 31, 2014.

The Incentive Fee is calculated and payable quarterly in arrears based on the Pre-Incentive Fee Net Investment Income of the Company for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero coupon securities), accrued income the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains or realized or unrealized losses.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 2.00% per quarter (8.00% annualized). The Company pays the Adviser an Incentive Fee with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no Incentive Fee in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed 2.00%; (2) 100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, exceeding the hurdle rate but less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, exceeding 2.50% in any calendar quarter. The

24

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014

company did not incur any incentive fee as of December 31, 2014.

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the ‘‘Administration Agreement’’) with the Administrator, an affiliated entity. Subject to the supervision and the overall control of the Board of Directors of the Company, the Administrator shall act as administrator of the Company, and furnish, or arrange for others to furnish, the administrative services, personnel and facilities necessary for the operation of the Company. The Company will reimburse the Administrator for the costs and expenses incurred in performing its obligations under the Administration Agreement. The Administrator has delegated to SS&C Technologies Inc. (“SS&C”) certain administrative and clerical services to perform on behalf of the Company.

For the period from October 6, 2014 to December 31, 2014, the Company was charged a total of $64,655 in administration fees consisting of $26,644 and $38,011 from the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and of which $20,076 was payable at December 31, 2014.

Affiliated Ownership

Certain directors, officers and other related parties, including members of the Company’s management, hold 64% of the common stock of the Company at December 31, 2014.

Exemptive Relief

On July 10, 2014, the Company filed an application with the SEC for an exemptive order under certain provisions of the Investment Company Act of 1940 to permit the Company to engage in certain co-investment transactions with certain other investment vehicles managed by the Adviser.  Subsequently, the Company amended its application with the SEC on November 20, 2014 and January 30, 2015 in response to comments from the SEC staff. On February 18, 2015 the SEC posted notice of ECC’s application subject to a 25 day notice period.

5.	MEMBER’S EQUITY

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly owned subsidiary of the Member, which in turn was a wholly owned subsidiary of the Private Fund. As of October 5, 2014 the Company had 2,500,000 units issued and outstanding all of which were held by the Member.

On June 6, 2014, the Member contributed $155,301,542 to the Company, consisting of cash of $6,374,976 and securities with a fair value of $148,926,566 (cost basis of $143,825,556) as detailed in the following table:

25

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014

Contributed Portfolio
	Cost	Fair Value
	at June 6, 2014	at June 6, 2014

CLO Debt	$6,586,030	$6,632,450

CLO Equity	79,864,526	83,219,961

Loan Accumulation Facilities	57,375,000	59,074,155

Total	$143,825,556	$148,926,566

The contribution price represents fair value of the securities as determined in accordance with U.S. GAAP as of the contribution date and as approved by the Company’s Audit Committee and Board of Directors.

6.	COMMON SHARES

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation.  At the time of the Conversion, the sole member of Eagle Point Credit Company LLC became a stockholder of Eagle Point Credit Company Inc. and was issued an aggregate of 8,656,057 shares of common equity, par value $0.001 per share, which was distributed to the Adviser’s Senior Investment Team and Trident V Funds, an affiliate of the Adviser, as a redemption in kind from the Private Fund.

On October 7, 2014, the Company priced its IPO and sold an additional 5,155,301 shares of its common equity at a public offering price of $20.00 per share. The Company raised gross proceeds of $103,106,020. The Company paid $1,000,000 or $0.07 per share in offering costs associated with the successful listing. This cost was borne by all common stockholders of the Company as a charge to shareholder’s equity. The Company has used the net proceeds from the Offering to acquire investments in accordance with the Company’s investment objectives and strategies and for general working capital purposes.

On October 8, 2014, the Company’s shares began trading on the New York Stock Exchange under the symbol “ECC”.

In connection with the IPO, the Company granted the underwriters a 45 day option to purchase up to an additional 773,295 of common equity to cover any overallotments, which was not exercised.

As of December 31, 2014, the Company’s components of capital include $173,338,066 of contributed Member’s Equity from conversion of the limited liability company to the corporation. This includes paid-in capital of $168,042,084 and unrealized appreciation of $5,295,982 and the amount of initial public offering proceeds (net of offering costs) received in the amount of $102,106,020 as presented on the Consolidated Statement of Assets and Liabilities. At December 31, 2014 there are 100,000,000 shares of common stock authorized, of which 13,811,358 are issued and outstanding.

26

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014

7.	COMMITMENTS AND CONTINGENCIES

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

As of December 31, 2014 the Company had no unfunded commitments.

8.	SUBSEQUENT EVENTS

The Company has recorded a distribution payable of $7,596,246 at December 31, 2014 for dividends declared as of December 31, 2014 which were paid to shareholders on January 26, 2015.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the Company’s consolidated financial statements and related Notes through this date.

27

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

FINANCIAL HIGHLIGHTS

DECEMBER 31, 2014

Financial highlights for the period from June 6, 2014 (commencement of operations) through October 5, 2014 for the Member are as follows:

For the period from June 6, 2014
(commencement of operations)
Per Unit Data	to October 5, 2014

Net asset value beginning of period	$62.12
Net investment income	3.10
Net realized and unrealized capital gain (loss) on investments	0.56
Total from investment operations	3.66

Adjustment for additional cash contribution	3.56

Net asset value, at end of period	$69.34

Total return (1)	5.89%

Ratios:

Ratio of net investment income to average net assets (1)	4.74%
Ratio of expenses to average net assets (1)	0.00%
Portfolio turnover rate (2)	52.07%

(1)	Total return and ratios for the period from June 6, 2014 to October 5, 2014 were not annualized.

(2)	The portfolio turnover rate is calculated as the total of investment sales executed during the period from June 6, 2014 to October 5, 2014, divided by the average fair value of the investments for the same period.

28

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY

FINANCIAL HIGHLIGHTS

DECEMBER 31, 2014

Financial highlights for the period from October 6, 2014 to December 31, 2014 for the Company are as follows:

For the period from
October 6
Per Share Data	to December 31, 2014

Net asset value, beginning of period	$20.00
Offering costs associated with the Company's Initial Public Offering (3)	(0.07)
Net asset value, beginning of period net of offering costs	19.93

Net investment income	0.32
Net realized and unrealized capital gain (loss) on investments	(0.62)
Total from investment operations	(0.30)

Distributions from net investment income	(0.31)
Distributions from tax return of capital	(0.24)
Total distributions	(0.55)

Net asset value at end of period	$19.08

Per share market value at beginning of period	$19.93
Per share market value at end of period	$20.10
Total return (1)	0.85%

Shares outstanding at end of period	13,811,358

Ratios

Ratio of net investment income to average net assets (1)	6.84%
Ratio of expenses to average net assets (1)	2.13%
Portfolio turnover rate (2)	37.11%

(1)	Total return for the period from October 6, 2014 to December 31, 2014 is not annualized. Ratios for the period from October 6, 2014 to December 31, 2014 are annualized.

(2)	The portfolio turnover rate is calculated as the total of investment sales executed during the period from October 6, 2014 to December 31, 2014, divided by the average fair value of the investments for the same period.

(3)	See Note 6 “Common Shares” within accompanying notes to consolidated financial statements.

29

KPMG LLP
345 Park Avenue
New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Eagle Point Credit Company Inc.:

We have audited the accompanying consolidated statement of assets and liabilities of Eagle Point Credit Company Inc. and Subsidiary (formerly Eagle Point Credit Company, LLC) (the Fund), including the consolidated schedule of investments, as of December 31, 2014, and the related consolidated statements of operations, cash flows, and financial highlights for the period from June 6, 2014 (commencement of operations) through October 5, 2014 and the period from October 6, 2014 through December 31, 2014, the consolidated statements of changes in member’s equity for the period from June 6, 2014 (commencement of operations) through October 5, 2014, and the consolidated statement of changes in net assets for the period from October 6 through December 31, 2014. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian or brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, and the results of its operations, cash flows, changes in its member’s equity, net assets and financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

February 26, 2015

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

30

SUPPLEMENTAL INFORMATION

DIVIDEND REINVESTMENT PLAN

The Company has established an automatic dividend reinvestment plan (“DRIP”). Under the DRIP, distributions of dividends and capital gains are automatically reinvested in additional shares of our common stock (the “Common Stock”) by American Stock Transfer & Trust Company, LLC, the DRIP Agent. Each holder of at least one full share of our Common Stock (collectively, the “Common Stockholders”) will be automatically enrolled in the DRIP. Common Stockholders who receive distributions in the form of additional shares of Common Stock will nonetheless be required to pay applicable federal, state or local taxes on the reinvested dividends but will not receive a corresponding cash distribution with which to pay any applicable tax. Common Stockholders who opt-out of participation in the DRIP will receive all distributions in cash. Reinvested dividends increase our stockholders’ equity on which a management fee is payable to Eagle Point. There are requirements to participate in the DRIP and you should contact your broker or nominee to confirm that you are eligible to participate in the DRIP.

If the Company declares a dividend or distribution payable either in cash or in additional shares of Common Stock, the Company will issue shares to participants at a value equal to 95% of the market price per share at the close of regular trading on the payment date for such distribution. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by 95% of the market price. However, the Company reserves the right to purchase shares in the open market in connection with its implementation of the DRIP. If the Company declares a distribution to Common Stockholders, the DRIP Agent may be instructed not to credit accounts with newly issued shares and instead to buy shares in the open market if (i) the price at which newly issued shares of our Common Stock are to be credited does not exceed 110% of the last determined NAV of the shares; or (ii) the Company has advised the DRIP Agent that since our net asset value was last determined, it has become aware of events that indicate the possibility of a material change in the net asset value per share as a result of which the net asset value per share on the payment date might be higher than the price at which the DRIP Agent would credit newly issued shares to stockholders.

There are no brokerage charges with respect to shares of Common Stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.10 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Stockholders can also sell the Company’s shares held in the DRIP account at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Agent will mail a check to you (less applicable brokerage trading fees) on the settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your broker, you will need to request that the DRIP Agent electronically transfer your shares to your broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your full shares will be credited to your account, and you will be sent a check for the cash adjustment of any fractional share at the market value per share of Common Stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if you wish, the DRIP Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.10 per share. If a stockholder does not maintain at least one whole share of Common Stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP after written notice. Upon termination, Common Stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

31

Stockholders who are not participants in the DRIP, but hold at least one full share of Common Stock, may join the DRIP by notifying the DRIP Agent in writing at American Stock Transfer and Trust 88 Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a distribution, the election will be effective with respect to all distributions paid after such record date. If you wish to participate in the DRIP and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the DRIP for you. If you wish to participate in the DRIP, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the DRIP may indicate that changes are desirable. Accordingly, the Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to American Stock Transfer and Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

MANAGEMENT

The Company’s board of directors is responsible for the overall management and supervision of its business and affairs, including the appointment of advisers and sub-advisers. The Company’s board of directors may appoint officers who assist in managing its day-to-day affairs.

The Board

The board of directors currently consists of six members, four of whom are not “interested persons” (as defined in the 1940 Act) of us. We refer to these directors as our “independent directors.”

Under our certificate of incorporation and bylaws our board of directors is divided into three classes. The initial term of one class will expire at each annual meeting following our initial public offering, at which directors for such class will be elected for staggered three-year terms. Such classification may prevent replacement of a majority of the directors for up to a two-year period.

The directors and executive officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Certain of the Company’s officers and directors also are officers or managers of the Eagle Point. None of our directors serves, nor have they served during the last five years, on the board of directors of another company registered under the Securities Exchange Act of 1934, as amended (or subject to the reporting requirements of Section 15(d) thereof), or registered under the Investment Company Act of 1940, as amended (including any other companies in a fund complex with us).

Name, Address(1) and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) – During the Past 5 Years
Interested Directors

Thomas P. Majewski Age: 40	Class III Director and Chief Executive Officer	Since inception; Term as Class III Director expires 2017

Managing Partner of Eagle Point since September 2012; Managing Director and U.S. Head of CLOs at RBS Securities Inc. from September 2011 to September 2012; President of AMP Capital Investors (US) Ltd. from August 2010 to September 2011; Partner at AE Capital Advisers (US) LLC from April 2008 to August 2010.

32

James R. Matthews Age: 47	Class II Director and Chairperson of the Board	Since inception; Term expires 2016	Principal of Stone Point since October 2011; Senior Managing Director and Co-Head of Private Equity for Evercore Partners Inc. from January 2007 to October 2011

Independent Directors

Scott W. Appleby Age: 50	Class I Director	Since inception; Term expires 2015	President of Appleby Capital, Inc. since April 2009.
Kevin F. McDonald Age: 48	Class III Director	Since inception; Term expires 2017

Director of Business Development of Folger Hill Asset Management, LP since December 2014; Principal of Taylor Investment Advisors, LP since 2002; Chief Executive Officer of Tayler Investment Advisors, LP from 2002 to December 2014.

Paul E. Tramontano Age: 53	Class II Director	Since inception; Term expires 2016	Co-Chief Executive Officer of Constellation Wealth Advisors LLC since April 2007.
Jeffrey L. Weiss Age: 53	Class I Director	Since inception; Term expires 2015	Private Investor since June 2012; Global Head of Financial Institutions at Barclays from August 2008 to June 2012.

(1)	The business address of each of our directors is c/o Eagle Point Credit Company Inc., 20 Horseneck Lane, Greenwich, Connecticut 06830.

Additional Information about the Directors

The Company’s prospectus includes additional information about the directors. A copy of the prospectus is available free of charge at www.eaglepointcreditcompany.com or upon request by calling (844) 810-6501.

Executive Officers

Information regarding our executive officers who are not directors is as follows:

Name, Address (1) and Age	Positions Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Last Five Years
Kenneth P. Onorio Age: 46	Chief Financial Officer, Chief Compliance Officer and Secretary	Since July 2014	Chief Financial Officer and Chief Compliance Officer of Eagle Point since July 2014; Executive Director of Private Equity and Hedge Fund Administration at JPMorgan Alternative Investment Services from September 2008 to July 2014

(1)	The business address of each of our officers is c/o Eagle Point Credit Company Inc., 20 Horseneck Lane, Greenwich, Connecticut 06830. All of our officers are officers or employees of Eagle Point or affiliated companies.

33

Director and Officer Compensation

Our directors received the amounts set forth in the following table from us for our initial fiscal year ended December 31, 2014.

Name	Aggregate Compensation from the Company (1)(2)
Scott W. Appleby	21,750
Kevin F. McDonald	20,500
Paul E. Tramontano	20,500
Jeffrey L. Weiss	23,625

(1) For a discussion of the independent directors’ compensation, see below.

(2) The Company does not maintain a pension plan or retirement plan for any of our directors.

As compensation for serving on the board of directors, each independent director receives an annual fee of $75,000. The chairman of the audit committee receives an additional annual fee of $12,500 and the chairman of the nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities. In addition, each independent director receives $1,250 for each in-person meeting of the board of directors attended and $500 per each committee meeting attended that is not held in conjunction with a meeting of the board of directors, as well as reasonable out-of-pocket expenses incurred in attending such meetings.

No compensation was, or is expected to be, paid by us to our directors who are “interested persons” of us, as such term is defined in the 1940 Act, or to our officers. Our officers, Mr. Majewski and Mr. Onorio, are compensated by Eagle Point or one of its affiliates, as applicable.

PORTFOLIO INFORMATION

The Company files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov. The Company’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also makes its Form N-Q filings available on its website at www.eaglepointcreditcompany.com.

PROXY INFORMATION

The Company has delegated its proxy voting responsibility to Eagle Point. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30 will be available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. The Company also makes this information available on its website at www.eaglepointcreditcompany.com.

TAX INFORMATION

For the tax year ended November 30, 2014, the Company recorded a distribution on our common stock equal to $0.55 per share or $7,596,246.

PRIVACY INFORMATION

The Company is committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Eagle Point Credit Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders.

34

The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that comply with federal standards.

The Company’s goal is to limit the collection and use of information about you. When you purchase shares of the Company’s common stock, the transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that the Company can send you annual reports, proxy statements and other information required by law, and to send you information it believes may be of interest to you. The Company does not share such information with any non-affiliated third party except as described below:

•	It is the Company’s policy that only authorized employees of its investment adviser, Eagle Point Credit Management LLC, and its affiliates who need to know your personal information will have access to it.
•	The Company may disclose stockholder-related information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it. These companies are required to protect your information and use it solely for the purpose for which they received it.

If required by law, the Company may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

35

Item 2. Code of Ethics

As of the end of the period covered by this report, Eagle Point Credit Company Inc. (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). The registrant did not amend, or grant any waivers from, any provisions of the Code of Ethics during the period covered by this report. The registrant’s Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the registrant’s chief compliance officer at (203) 340-8500 or cco@eaglepointcredit.com.

Item 3. Audit Committee Financial Expert

The registrant’s board of directors has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The board of directors has determined that Jeffrey Weiss satisfies the requirements of an audit committee financial expert. Mr. Weiss is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the registrant’s independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ending December 31, 2014 were $125,000.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal year ending December 31, 2014 was $0.

(c)	Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal year ended December 31, 2014 was $32,500.

(d)	All Other Fees. The aggregate fees billed for assurance and related services by KPMG in the fiscal year ended December 31, 2014 were $250,000. These fees were in connection with the registrant’s initial public offering.

(e)	(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Service Affiliates for such services.

The registrant’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the registrant pursuant to de minimis exceptions described in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable regulations.

(2) 100% of the independent accountant’s expenses were pre-approved by the Audit Committee including a $50,000 “de minimis” exception for which pre-approval is not required by Rule 2-01 of Regulation S-X.

(f)	Not Applicable

(g)	For the fiscal year ended December 31, 2014, the aggregate fees billed by KPMG for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant and the registrant’s investment advisor was $282,500. These fees were in connection with the registrant’s initial public offering and for tax compliance, tax advice and tax planning.

(h)	The registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the investment advisor and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrant

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Jeffrey L. Weiss (chair), Scott Appleby, Kevin McDonald and Paul Tramontano.

Item 6. Investments

A schedule of investments is included in the Report to Stockholders under Item 1 of this N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated its proxy voting responsibility to Eagle Point Credit Management LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the registrant’s independent directors, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of the registrant’s investment strategy, the Adviser does not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the registrant. The Adviser’s general policy is to exercise voting or consult authority in a manner that serves the interests of the registrant’s stockholders. The Adviser may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser’s Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the registrant’s stockholders.

Proxy Voting Records

Information regarding how the Adviser voted proxies relating to the registrant’s portfolio securities is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Eagle Point Credit Management LLC, 20 Horseneck Lane, Greenwich, CT 06830 or cco@eaglepointcredit.com.

Item 8. Portfolio Managers of Closed-End Investment Companies

Information pertaining to the portfolio manager of the registrant, as of December 31, 2014, is set forth below.

The management of the registrant’s investment portfolio is the responsibility of Eagle Point Credit Management LLC (the “Adviser”). The Adviser provides investment advisory services to pooled investment vehicles, separately managed accounts, and the registrant (collectively, the “Accounts”). The terms and conditions of the Accounts may vary depending on the type of services provided or the type of client, and these terms and conditions may also vary from client to client.

There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the registrant’s account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the registrant and any other account managed by the Adviser. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. Additionally, accounts managed by the Adviser or certain of its affiliates may hold certain investments in CLOs, such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as the registrant. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliate will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the registrant.

The registrant’s executive officers and Directors, as well as the current and future members of the Adviser, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as the registrant. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the registrant or the registrant’s Common Stockholders.

Further, the professional staff of the Adviser will devote as much time to the registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients and engage in other business ventures in which the registrant has no interest. As a result of these separate business activities, the Adviser may have conflicts of interest in allocating management time, services and functions among the registrant and its affiliates and other business ventures or clients.

In order to address such conflicts of interest, the registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”) and certain compliance policies and procedures, including investment allocation policies and procedures. The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Pursuant to the Adviser’s investment allocation policies and procedures, the Adviser seeks to allocate investment opportunities among the accounts it manages in a manner that is fair and equitable over time. However, there is no assurance that such opportunities will be allocated to any particular account equitably in the short-term or that any such account will be able to participate in all investment opportunities that are suitable for it.

Investment Personnel. The Senior Investment Team of the Adviser is primarily responsible for our day-to-day management and the implementation of the registrant’s investment strategy and process with oversight provided by the Adviser’s board of managers. Biographical information on the Senior Investment Team, each of whom has served as a portfolio manager since the registrant’s inception, is set forth below:

Thomas P. Majewski, Managing Partner (Since November 2012).  Mr. Majewski is the Managing Partner and founder of the Adviser. Mr. Majewski has been involved in the formation and/or monetization of many collateralized loan obligation (or “CLO”) transactions across multiple market cycles. Mr. Majewski led the creation of some of the earliest refinancing CLOs, introducing techniques that are now commonplace in the market. He has spent his entire career in the structured finance and credit markets. Mr. Majewski is a member of the Adviser’s board of managers. Mr. Majewski’s experience in the CLO market dates back to the 1990s.

Prior to joining the Adviser in September 2012, Mr. Majewski was a Managing Director and U.S. Head of CLOs at RBS Securities Inc. (“RBS”) from September 2011 through September 2012, where he was responsible for all aspects of RBS’s new-issue CLO platform. Prior to joining RBS, Mr. Majewski was the U.S. country head at AMP Capital Investors (US) Ltd., from August 2010 through September 2011, and AE Capital Advisers (US) LLC, from April 2008 through August 2010, where he was responsible for investing in credit, structured products and other private assets on behalf of several Australian investors. Prior to this, Mr. Majewski was a Managing Director and head of CLOs at Merrill Lynch Pierce Fenner and Smith Inc. Mr. Majewski also has held leadership positions within the CLO groups at JPMorgan Securities Inc. and Bear, Stearns & Co. Inc. Mr. Majewski has a B.S. in accounting from Binghamton University and has been a Certified Public Accountant (inactive).

Daniel W. Ko, Portfolio Manager (Since December 2012).  Mr. Ko is a Portfolio Manager of the Adviser. He is responsible for manager evaluation and structuring investment opportunities in the primary CLO market, analyzing secondary CLO market opportunities, executing trades and monitoring investments. Mr. Ko has specialized in structured finance throughout his entire career.

Prior to joining the Adviser in December 2012, Mr. Ko was with Bank of America Merrill Lynch (“BAML”) for the previous six years, most recently as Vice President of the CLO structuring group, where he was responsible for modeling the projected deal cash flows, negotiating deal terms with both debt and equity investors and coordinating the rating process. In addition, he was responsible for exploring non-standard structuring initiatives such as financing trades with dynamic leverage, emerging market collateralized bond obligations and European CLOs. Prior to joining the CLO structuring group, Mr. Ko managed BAML’s legacy CLO, trust-preferred securities CDO and asset-backed securities CDO portfolios. Prior to Bank of America’s merger with Merrill Lynch, Mr. Ko was an associate in Merrill Lynch’s CDO structuring group, Mr. Ko graduated magna cum laude from the University of Pennsylvania’s Wharton School with a B.S. in finance and accounting.

Daniel M. Spinner (CAIA), Portfolio Manager (Since February 2013).  Mr. Spinner is a Portfolio Manager of the Adviser. He is primarily responsible for manager evaluation and due diligence and for monitoring investments. Mr. Spinner is also actively involved with investor relations and communications. Mr. Spinner is an alternative asset management industry specialist with 17 years of experience advising, financing and investing in alternative asset management firms and funds. Mr. Spinner’s experience in the CLO market dates back to the late 1990s.

Prior to joining the Adviser in February 2013, Mr. Spinner was an Investment Analyst at the 1199SEIU Benefit and Pension Funds, from June 2009 to February 2013, where he oversaw the private equity, special opportunities credit and real estate allocations. The 1199SEIU Benefit and Pension Funds are collectively among the largest Taft-Hartley plans in the U.S. Prior to this, Mr. Spinner was a Managing Director at Bear, Stearns & Co. Inc. focused on alternative asset managers. Prior to Bear Stearns, Mr. Spinner was the co-founder and president of Structured Capital Partners, Inc., a financial holding company formed to invest in structured credit managers. Mr. Spinner began his career as an investment banker in the Financial Institutions Group at JPMorgan Securities Inc., where he had coverage responsibility for asset management firms including CLO collateral managers. Mr. Spinner earned a B.A., summa cum laude, from Gettysburg College and an M.B.A. from Columbia University.

The following table sets forth other accounts within each category listed for which members of the Senior Investment Team are jointly and primarily responsible for day-to-day portfolio management as of December 31, 2014. Each of the accounts is subject to a performance fee, except three accounts listed under “other accounts” with total assets of $41.0 million.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	1	$263.6	1	$413.0	7	$149.3
Daniel W. Ko	1	$263.6	1	$413.0	7	$149.3
Daniel M. Spinner	1	$263.6	1	$413.0	7	$149.3

Compensation.

The Adviser pays its investment professionals out of its total revenues, including the advisory fees earned with respect to providing advisory services to the registrant. Professional compensation at the Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser manages and from their longevity with the Adviser. Each member of the Senior Investment Team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the Senior Investment Team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s Board of Directors, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by our long-term performance and the value of our assets as well as the portfolios managed for the Adviser’s other clients.

Securities Owned in the Company by Portfolio Managers.

The table below sets forth the dollar range of the value of the shares of our common stock which are owned beneficially by each portfolio manager as of December 31, 2014. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)
Thomas P. Majewski	over $1,000,000
Daniel W. Ko	$500,001 – $1,000,000
Daniel M. Spinner	$500,001 – $1,000,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) and 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT CREDIT COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer
Date:	March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)
Date:	March 9, 2015

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)
Date:	March 9, 2015